EXHIBIT 99.1

             Mortgage Lenders Network Home Equity Loan Trust 1998-1

                             Approximate Class Size

                  [$120,000,000] [  ] Class A-1 Fixed Rate Notes

                         Preliminary Marketing Materials

The information herein has been provided solely by PSI based on information with respect to the home equity loans provided by Mortgage Lenders Network USA, Inc. ("Mortgage Lenders"). Neither Mortgage Lenders nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Mortgage Lenders Network Home Equity Loan Trust 1998-1
                           Preliminary Marketing Memo

Title of Securities:    Mortgage Lenders Network Fixed Rate Asset Backed Notes,
                        Series 1998-1

Seller:                 Mortgage Lenders Network USA, Inc.

Servicer:               Mortgage Lenders Network USA, Inc.

Depositor:              Prudential Securities Secured Financing Corporation

Indenture Trustee:      Norwest Bank Minnesota

Owner Trustee:          Wilmington Trust Company

Note Insurer: MBIA Insurance Corporation ("MBIA"). MBIAs claims-paying ability is rated "AAA" by Standard & Poors and "Aaa" by Moodys.

Note Insurance
Policy: The insurance policy of MBIA guarantees the timely payment of interest and the ultimate payment of principal for the Class A-1 Notes.

                        Credit Enhancement

1.  Excess Cash
2.  Over-Collateralization
3.  Insurance Policy
4.  Demand Note

Servicing Fee:          [50] bps

Trustee Fee:            [2] bps

ERISA Considerations:   The Class A-1 Notes may be purchased with assets of
                        ERISA accounts. Investors should consult their counsel with respect to the consequences under ERISA and the Code of the Plans acquisition and ownership of the Notes.

SMMEA: The Notes will not constitute "mortgage related securities" for purposed of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Form of Notes and       Book-Entry Form, delivered through the facilities of
Certificates:           DTC, Cedel, and Euroclear against payment in immediately
                        available funds.

Pricing Date:           [TBD].

Settlement Date:        [March 13, 1998].

Payment Date:           The 25th day of each month or, if such day is not a
                        business day, the next succeeding business day beginning
                        April 25th.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Mortgage Lenders Network Home Equity Loan Trust 1998-1
                           Preliminary Marketing Memo

Over-Collateralization: The credit enhancement provisions are intended to provide for the limited acceleration of the Notes relative to the amortization of the related collateral. Accelerated amortization is achieved by applying excess cash collected on the collateral to the payment of principal of the Notes, resulting in the build up of overcollateralization (O/C). By paying down the principal balance of the Notes faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related Notes is created. Excess cash will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Demand Note:            Mortgage Lenders Network USA, Inc. will issue a Demand
                        Note in favor of the Company which can be drawn against by the Trustee for the benefit of the Noteholders, in the event of the Note Insurer Default. The Demand Note will initially equal 3.00% of the Aggregate Principal
                        Balance of the Mortgage Loans and will be decreased by the related Overcollateralization Amount on each Payment
                        Date. On the Payment Date on which the
                        Overcollateralization Amount equals or exceeds the 3.0% of the Aggregate Principal Balance of the Mortgage Loans as of such Payment Date, the Demand Note will be canceled and will no longer be available to make payments on the Notes.


Cashflow priority:      The Indenture Trustee will make the following
                        disbursements and transfers out of Available Funds in the following order of priority:

                            First: To the Note Insurer, unreimbursed insured payments (subject to the payment of Note Interest to the Noteholders and any O/C deficit);

                           Second:  To the Noteholders, Note Interest;

                            Third:  To the Noteholders, Monthly Principal;

                           Fourth: To the Noteholders, the amount necessary to maintain required levels of O/C (subject to the availability of excess cash); and

                            Fifth: Any remaining funds to the holders of the Residual Interest.

Available Funds:       The sum of:

                        (i) all scheduled and unscheduled payments of principal and interest and recoveries with respect to the Mortgage Loans and due during the related due period, including principal prepayments;

                        (ii)  the amount of any monthly advances and
                              compensating interest made by the Servicer; and

                        (iii) the amounts deposited in the Note Account with
                              respect to the repurchase, release, removal or substitution of Mortgage Loans or in connection with the redemption of the Notes;

                       minus the sum of:

                        (iv) amounts received with respect to payments due on or prior to the Cut-Off Date;

                        (v) Servicing Fee, Indenture Trustee Fee and Note Insurer Premium;

                        (vi)  Payments Ahead; and

                        (vii) reimbursements for certain monthly advances and
                              servicing advances.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Mortgage Lenders Network Home Equity Loan Trust 1998-1
                           Preliminary Marketing Memo

Optional Redemption:    The Class A-1 Notes may be redeemed, in full but not in
                        part, at the option of the Servicer, or if not exercised, at the option of the Note Insurer on or after the first Payment Date on which the Aggregate Principal
                        Balance of the Mortgage Loans in the Mortgage Pool has declined to 10% or less of the Original Pool Balance.

Coupon Step-up:         If the 10% Clean-up Call is not exercised, the coupon on
                        the Notes will step up by [50] bps.

Termination of
Mortgage Pool:          After the Aggregate Principal Balance of the Mortgage
                        Loans is less than 20% of the Original Pool Balance, the Indenture Trustee is required to solicit competitive bids for the purchase of the Mortgage Loans for fair market value. If satisfactory bids are received, the proceeds shall be used to redeem the Notes in full. If the sale is not consummated, the Indenture Trustee will solicit bids on a quarterly basis.

Interest Accrual:       Interest on the Class A-1 Notes will be calculated on
                        the basis of a 360 day year consisting of twelve 30 day months.

                        Interest will accrue during the calendar month immediately preceding the month which the Payment Date occurs.

Note Interest: An amount equal to interest accrued during the related interest period at the Note Interest Rate on the Note Balance as of the preceding Payment Date.

Monthly Principal:      An amount equal to the sum of (i) aggregate scheduled
                        and unscheduled principal payments received in respect to the related due date, including Principal Prepayments and (ii) amounts allocable to principal deposited in the Note Account in connection with a repurchase, release, removal or substitution of any Mortgage Loan, minus
                        (iii) the amount of any Overcollateralization Surplus with respect to such Payment Date.

--------------------------------------------------------------------------------

                         Class A-1

Amount:                  [120,000,000]

Coupon:                  [TBD]

Approximate Price:       [100-00]

Spread:                  [TBD]

Avg. Life (at 25% HEP):  [3.366]
(to maturity)

Avg. Life (at 25% HEP):  [3.130]
(to 10% Call)

Interest rate basis:     [30/360]

Expected maturity:       [02/25/13]
(to maturity)

Expected maturity:       [01/25/06]
(to 10% Call)

Stated Maturity:         [08/25/29]

Rating (S&P/Moodys):     [Aaa/AAA]

For more information contact our desk (778-2741), Mary Alice Kohs (778-1492), Mike Mattera (778-4459), Katya Sverdlov (778-8038), Joe Astorina (778-2667) or Mike Corddry (778-2840)

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $120,000,000.00                          DATED DATE: 03/01/98
          COUPON: TBD                                   FIRST PAYMENT: 04/25/98
          FACTOR: 1.0000000000                          TOTAL CLASSES: 1
ORIGINAL BALANCE: $120,000,000.00                    YIELD TABLE DATE: 03/13/98

                                          BOND A1 BE-YIELD TABLE
                               *********** TO 10% CLEAN-UP CALL ***********

                                             PREPAYMENT SPEED
           PRICING SPEED
                   25.0%     19.00%     21.00%     25.00%     29.00%     31.00%
     PRICE           HEP        HEP        HEP        HEP        HEP        HEP

     98-00         7.416      7.304      7.342      7.416      7.492      7.532
     98-04         7.367      7.264      7.298      7.367      7.437      7.473
     98-08         7.318      7.224      7.255      7.318      7.381      7.414
     98-12         7.268      7.184      7.212      7.268      7.326      7.355
     98-16         7.219      7.144      7.169      7.219      7.270      7.297
     98-20         7.170      7.104      7.126      7.170      7.215      7.239
     98-24         7.121      7.064      7.083      7.121      7.160      7.180
     98-28         7.072      7.024      7.040      7.072      7.105      7.122

     99-00         7.024      6.984      6.997      7.024      7.051      7.064
     99-04         6.975      6.945      6.955      6.975      6.996      7.007
     99-08         6.927      6.905      6.912      6.927      6.941      6.949
     99-12         6.878      6.866      6.870      6.878      6.887      6.891
     99-16         6.830      6.826      6.828      6.830      6.833      6.834
     99-20         6.782      6.787      6.785      6.782      6.779      6.777
     99-24         6.734      6.748      6.743      6.734      6.725      6.720
     99-28         6.686      6.709      6.701      6.686      6.671      6.663

    100-00         6.638      6.670      6.659      6.638      6.617      6.606
    100-04         6.591      6.631      6.618      6.591      6.563      6.549
    100-08         6.543      6.592      6.576      6.543      6.510      6.492
    100-12         6.496      6.554      6.534      6.496      6.456      6.436
    100-16         6.448      6.515      6.493      6.448      6.403      6.380
    100-20         6.401      6.476      6.451      6.401      6.350      6.323
    100-24         6.354      6.438      6.410      6.354      6.297      6.267
    100-28         6.307      6.400      6.369      6.307      6.244      6.211

    101-00         6.260      6.361      6.328      6.260      6.191      6.155
    101-04         6.213      6.323      6.287      6.213      6.138      6.100
    101-08         6.166      6.285      6.246      6.166      6.086      6.044
    101-12         6.120      6.247      6.205      6.120      6.033      5.988
    101-16         6.073      6.209      6.164      6.073      5.981      5.933
    101-20         6.027      6.171      6.123      6.027      5.929      5.878
    101-24         5.980      6.134      6.083      5.980      5.877      5.823
    101-28         5.934      6.096      6.042      5.934      5.825      5.768

First Payment      0.117      0.117      0.117      0.117      0.117      0.117
Average Life       3.130      4.014      3.669      3.130      2.724      2.552
Last Payment       7.867     10.200      9.283      7.867      6.783      6.283
Mod.Dur. @ 100-00  2.612      3.204      2.980      2.612      2.322      2.195
Accrued Interest   0.224      0.224      0.224      0.224      0.224      0.224

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover` information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memo` by a written confirmation.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $120,000,000.00                          DATED DATE: 03/01/98
          COUPON: TBD                                   FIRST PAYMENT: 04/25/98
          FACTOR: 1.0000000000                          TOTAL CLASSES: 1

ORIGINAL BALANCE: $120,000,000.00                    YIELD TABLE DATE: 03/13/98

                                           BOND A1 BE-YIELD TABLE
                                *********** TO 20% AUCTION CALL *************

                                               PREPAYMENT SPEED
           PRICING SPEED
                   25.0%     19.00%     21.00%      25.00%    29.00%     31.00%
     PRICE           HEP        HEP        HEP         HEP       HEP        HEP

     98-00         7.460      7.338      7.379       7.460      7.544     7.587
     98-04         7.407      7.295      7.332       7.407      7.485     7.524
     98-08         7.354      7.252      7.286       7.354      7.425     7.460
     98-12         7.301      7.209      7.240       7.301      7.365     7.397
     98-16         7.249      7.166      7.194       7.249      7.306     7.334
     98-20         7.196      7.123      7.148       7.196      7.246     7.272
     98-24         7.144      7.081      7.102       7.144      7.187     7.209
     98-28         7.091      7.038      7.056       7.091      7.128     7.147

     99-00         7.039      6.996      7.011       7.039      7.069     7.084
     99-04         6.987      6.954      6.965       6.987      7.010     7.022
     99-08         6.935      6.912      6.920       6.935      6.952     6.960
     99-12         6.883      6.869      6.874       6.883      6.893     6.898
     99-16         6.832      6.827      6.829       6.832      6.834     6.836
     99-20         6.780      6.786      6.784       6.780      6.776     6.774
     99-24         6.729      6.744      6.739       6.729      6.718     6.713
     99-28         6.677      6.702      6.694       6.677      6.660     6.651

    100-00         6.626      6.660      6.649       6.626      6.602     6.590
    100-04         6.575      6.619      6.604       6.575      6.544     6.529
    100-08         6.524      6.577      6.559       6.524      6.486     6.468
    100-12         6.473      6.536      6.515       6.473      6.429     6.407
    100-16         6.422      6.495      6.470       6.422      6.371     6.346
    100-20         6.371      6.454      6.426       6.371      6.314     6.285
    100-24         6.320      6.412      6.381       6.320      6.257     6.225
    100-28         6.270      6.371      6.337       6.270      6.199     6.164

    101-00         6.219      6.330      6.293       6.219      6.142     6.104
    101-04         6.169      6.290      6.249       6.169      6.085     6.044
    101-08         6.119      6.249      6.205       6.119      6.029     5.984
    101-12         6.069      6.208      6.161       6.069      5.972     5.924
    101-16         6.019      6.168      6.117       6.019      5.916     5.864
    101-20         5.969      6.127      6.074       5.969      5.859     5.804
    101-24         5.919      6.087      6.030       5.919      5.803     5.745
    101-28         5.869      6.046      5.987       5.869      5.747     5.685

First Payment      0.117      0.117      0.117      0.117       0.117     0.117
Average Life       2.847      3.642      3.329      2.847       2.473     2.320
Last Payment       5.700      7.367      6.700      5.700       4.867     4.533
Mod.Dur. @ 100-00  2.434      2.998      2.782      2.434       2.153     2.036
Accrued Interest   0.224      0.224      0.224      0.224       0.224     0.224

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover` information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memo` by a written confirmation.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  Mortgage Lenders
     -  Cut Off Date of Tape is  02/17/98
     -  FIXED RATE COLLATERal
     -  $91,963,685.88
     -  Home Equity Loans Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,481

Aggregate Unpaid Principal Balance:                $91,963,685.88
Aggregate Original Principal Balance:              $92,067,052.23

Weighted Average Gross Coupon:                            10.287%
Gross Coupon Range:                             7.200% -  15.750%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $62,095.67
Average Original Principal Balance:                    $62,165.46

Maximum Unpaid Principal Balance:                     $344,845.74
Minimum Unpaid Principal Balance:                       $9,981.36

Maximum Original Principal Balance:                   $345,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     226.728
Stated Rem Term Range:                          58.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            0.961
Age Range:                                       0.000 -   10.000

Weighted Average Original Term:                           227.688
Original Term Range:                            60.000 -  360.000

Weighted Average Combined LTV:                             75.920
Combined LTV Range:                            10.840% - 100.000%

--------------------------------------------------------------------------------

                                 ZIP            State           % of Pool

Max Zip Code Concentration :     60901          IL              0.821%

EARLIEST MATURITY DATE:                 11/26/02

LATEST MATURITY DATE:                   02/13/28

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 7.00% < Gross Coupon <=  7.50%          5          384,417.05          0.42
 7.50% < Gross Coupon <=  7.75%         12          855,874.03          0.93
 7.75% < Gross Coupon <=  8.00%         15        1,058,253.09          1.15
 8.00% < Gross Coupon <=  8.25%          9          774,062.57          0.84
 8.25% < Gross Coupon <=  8.50%         44        3,568,339.55          3.88
 8.50% < Gross Coupon <=  8.75%         43        3,214,616.73          3.50
 8.75% < Gross Coupon <=  9.00%         71        4,734,549.68          5.15
 9.00% < Gross Coupon <=  9.25%         64        4,076,540.90          4.43
 9.25% < Gross Coupon <=  9.50%         79        4,991,596.63          5.43
 9.50% < Gross Coupon <=  9.75%        111        7,225,091.41          7.86
 9.75% < Gross Coupon <= 10.00%        165       11,652,073.11         12.67
10.00% < Gross Coupon <= 10.25%         93        5,682,673.41          6.18
10.25% < Gross Coupon <= 10.50%        119        6,701,391.41          7.29
10.50% < Gross Coupon <= 10.75%         99        6,586,406.66          7.16
10.75% < Gross Coupon <= 11.00%        133        8,978,317.72          9.76
11.00% < Gross Coupon <= 11.25%         72        4,510,709.04          4.90
11.25% < Gross Coupon <= 11.50%         64        3,411,543.65          3.71
11.50% < Gross Coupon <= 11.75%         67        4,023,566.66          4.38
11.75% < Gross Coupon <= 12.00%         46        2,284,548.06          2.48
12.00% < Gross Coupon <= 12.25%         30        1,592,448.24          1.73
12.25% < Gross Coupon <= 12.50%         24        1,020,671.28          1.11
12.50% < Gross Coupon <= 12.75%         50        1,546,150.21          1.68
12.75% < Gross Coupon <= 13.00%         10          689,374.64          0.75
13.00% < Gross Coupon <= 13.25%          8          427,024.76          0.46
13.25% < Gross Coupon <= 13.50%         12          733,275.94          0.80
13.50% < Gross Coupon <= 13.75%         24          685,771.62          0.75
13.75% < Gross Coupon <= 14.00%          4          205,783.28          0.22
14.00% < Gross Coupon <= 14.25%          3           73,663.84          0.08
14.25% < Gross Coupon <= 14.50%          1           75,384.04          0.08
14.50% < Gross Coupon <= 14.75%          1           41,343.34          0.04
14.75% < Gross Coupon <= 15.00%          2          133,255.41          0.14
15.50% < Gross Coupon <= 15.75%          1           24,967.92          0.03
--------------------------------------------------------------------------------
Total..........                       1481     $ 91,963,685.88        100.00%
================================================================================

                                  ORIGINAL TERM

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

 48 < Orig. Term <=  60        4          82,634.86           0.09%
 72 < Orig. Term <=  84        1          28,986.28           0.03%
 84 < Orig. Term <=  96        2          51,580.73           0.06%
108 < Orig. Term <= 120       35       1,220,177.63           1.33%
132 < Orig. Term <= 144        2         111,073.88           0.12%
168 < Orig. Term <= 180      853      51,949,036.01          56.49%
228 < Orig. Term <= 240      308      17,002,028.23          18.49%
288 < Orig. Term <= 300       83       6,816,701.06           7.41%
312 < Orig. Term <= 324        1         126,692.66           0.14%
348 < Orig. Term <= 360      192      14,574,774.54          15.85%
-------------------------------------------------------------------
Total............        1,481        91,963,685.88         100.00%
===================================================================

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 48 < Rem Term <=  60          4          82,634.86           0.09%
 72 < Rem Term <=  84          1          28,986.28           0.03%
 84 < Rem Term <=  96          2          51,580.73           0.06%
108 < Rem Term <= 120         35       1,220,177.63           1.33%
132 < Rem Term <= 144          2         111,073.88           0.12%
168 < Rem Term <= 180        853      51,949,036.01          56.49%
228 < Rem Term <= 240        308      17,002,028.23          18.49%
288 < Rem Term <= 300         83       6,816,701.06           7.41%
312 < Rem Term <= 324          1         126,692.66           0.14%
348 < Rem Term <= 360        192      14,574,774.54          15.85%
-------------------------------------------------------------------
Total............        1,481        91,963,685.88         100.00%
===================================================================

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
                                   Number of     Unpaid          Aggregate
                                   Mortgage     Principal        Principal
    Original CLTV Ratio              Loans       Balance          Balance

 10.000 < CLTV <=  15.000                 4          76,716.37       0.08
 15.000 < CLTV <=  20.000                 1          40,970.46       0.04
 20.000 < CLTV <=  25.000                 9         205,775.71       0.22
 25.000 < CLTV <=  30.000                13         626,933.86       0.68
 30.000 < CLTV <=  35.000                16         509,627.60       0.55
 35.000 < CLTV <=  40.000                19         711,182.30       0.77
 40.000 < CLTV <=  45.000                23       1,266,897.33       1.38
 45.000 < CLTV <=  50.000                25         875,582.66       0.95
 50.000 < CLTV <=  55.000                28       1,172,380.80       1.27
 55.000 < CLTV <=  60.000                48       2,123,284.25       2.31
 60.000 < CLTV <=  65.000               105       6,030,755.58       6.56
 65.000 < CLTV <=  70.000               146       9,122,695.56       9.92
 70.000 < CLTV <=  75.000               249      15,863,837.86      17.25
 75.000 < CLTV <=  80.000               409      28,187,236.28      30.65
 80.000 < CLTV <=  85.000               212      14,816,743.67      16.11
 85.000 < CLTV <=  90.000               109       8,881,883.06       9.66
 90.000 < CLTV <=  95.000                 5         148,403.90       0.16
 95.000 < CLTV <= 100.000                60       1,302,778.63       1.42
--------------------------------------------------------------------------
Total....................             1,481     $91,963,685.88     100.00%
==========================================================================

                                   AGE OF LOAN

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0             533      34,309,784.23          37.31%
  0 < Age <=  12             948      57,653,901.65          62.69%
-------------------------------------------------------------------
Total............          1,481      91,963,685.88         100.00%
===================================================================

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       3           29,962.72       0.03
    10,000 < Balance <=    15,000      33          448,892.39       0.49
    15,000 < Balance <=    20,000      58        1,027,484.50       1.12
    20,000 < Balance <=    25,000      69        1,583,522.91       1.72
    25,000 < Balance <=    30,000      88        2,441,391.49       2.65
    30,000 < Balance <=    35,000      95        3,133,558.08       3.41
    35,000 < Balance <=    40,000     111        4,191,676.36       4.56
    40,000 < Balance <=    45,000     110        4,702,332.26       5.11
    45,000 < Balance <=    50,000     115        5,503,130.82       5.98
    50,000 < Balance <=    55,000      91        4,782,363.35       5.20
    55,000 < Balance <=    60,000     110        6,353,890.35       6.91
    60,000 < Balance <=    65,000      71        4,458,337.59       4.85
    65,000 < Balance <=    70,000      74        5,008,588.25       5.45
    70,000 < Balance <=    75,000      79        5,715,160.57       6.21
    75,000 < Balance <=    80,000      51        3,956,238.31       4.30
    80,000 < Balance <=    85,000      29        2,411,180.20       2.62
    85,000 < Balance <=    90,000      32        2,822,895.05       3.07
    90,000 < Balance <=    95,000      34        3,156,240.86       3.43
    95,000 < Balance <=   100,000      27        2,643,112.40       2.87
   100,000 < Balance <=   105,000      25        2,573,353.93       2.80
   105,000 < Balance <=   110,000      25        2,679,606.56       2.91
   110,000 < Balance <=   115,000      18        2,022,599.94       2.20
   115,000 < Balance <=   120,000      20        2,350,976.15       2.56
   120,000 < Balance <=   125,000      12        1,473,651.74       1.60
   125,000 < Balance <=   130,000      19        2,421,466.04       2.63
   130,000 < Balance <=   135,000      12        1,591,258.55       1.73
   135,000 < Balance <=   140,000      11        1,517,677.78       1.65
   140,000 < Balance <=   145,000       6          861,189.77       0.94
   145,000 < Balance <=   150,000      10        1,487,444.99       1.62
   150,000 < Balance <=   200,000      27        4,602,805.08       5.01
   200,000 < Balance <=   250,000       7        1,483,684.84       1.61
   250,000 < Balance <=   300,000       8        2,183,166.31       2.37
   300,000 < Balance <=   350,000       1          344,845.74       0.37
--------------------------------------------------------------------------
Total....................            1481      $91,963,685.88     100.00%
==========================================================================

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       3           29,962.72       0.03
    10,000 < Balance <=    15,000      33          448,892.39       0.49
    15,000 < Balance <=    20,000      58        1,027,484.50       1.12
    20,000 < Balance <=    25,000      71        1,633,308.13       1.78
    25,000 < Balance <=    30,000      87        2,421,569.46       2.63
    30,000 < Balance <=    35,000      95        3,136,844.63       3.41
    35,000 < Balance <=    40,000     111        4,198,122.67       4.56
    40,000 < Balance <=    45,000     109        4,662,636.21       5.07
    45,000 < Balance <=    50,000     116        5,552,771.72       6.04
    50,000 < Balance <=    55,000      91        4,787,704.46       5.21
    55,000 < Balance <=    60,000     109        6,298,908.34       6.85
    60,000 < Balance <=    65,000      72        4,523,184.39       4.92
    65,000 < Balance <=    70,000      73        4,943,741.45       5.38
    70,000 < Balance <=    75,000      79        5,715,160.57       6.21
    75,000 < Balance <=    80,000      51        3,956,238.31       4.30
    80,000 < Balance <=    85,000      29        2,411,180.20       2.62
    85,000 < Balance <=    90,000      33        2,912,883.88       3.17
    90,000 < Balance <=    95,000      33        3,066,252.03       3.33
    95,000 < Balance <=   100,000      27        2,643,112.40       2.87
   100,000 < Balance <=   105,000      25        2,573,353.93       2.80
   105,000 < Balance <=   110,000      25        2,679,606.56       2.91
   110,000 < Balance <=   115,000      18        2,022,599.94       2.20
   115,000 < Balance <=   120,000      20        2,350,976.15       2.56
   120,000 < Balance <=   125,000      12        1,473,651.74       1.60
   125,000 < Balance <=   130,000      19        2,421,466.04       2.63
   130,000 < Balance <=   135,000      12        1,591,258.55       1.73
   135,000 < Balance <=   140,000      11        1,517,677.78       1.65
   140,000 < Balance <=   145,000       6          861,189.77       0.94
   145,000 < Balance <=   150,000      10        1,487,444.99       1.62
   150,000 < Balance <=   200,000      27        4,602,805.08       5.01
   200,000 < Balance <=   250,000       7        1,483,684.84       1.61
   250,000 < Balance <=   300,000       8        2,183,166.31       2.37
   300,000 < Balance <=   350,000       1          344,845.74       0.37
--------------------------------------------------------------------------
Total....................            1481      $91,963,685.88     100.00%
==========================================================================

                 THIS COLLATERAL  TERMSHEET  SUPERSEDES ANY PREVIOUS  COLLATERAL
                 TERMSHEETS,   AND  WILL  BE   SUPERSEDED   BY  THE   COLLATERAL
                 INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                   21               1,273,235.64         1.38
Colorado                   9                 335,131.02         0.36
Connecticut               13               1,134,993.64         1.23
Dist of Col                7                 497,229.39         0.54
Delaware                  14                 893,122.31         0.97
Florida                   20               1,343,357.97         1.46
Georgia                   62               2,799,179.04         3.04
Iowa                       3                 204,737.04         0.22
Illinois                 143               9,692,178.15        10.54
Indiana                   31               1,634,458.80         1.78
Kansas                     2                 104,331.85         0.11
Kentucky                 100               5,755,421.03         6.26
Massachsetts              60               5,169,149.93         5.62
Maryland                 131               8,974,453.69         9.76
Maine                      1                  89,917.44         0.10
Michigan                  10                 520,329.28         0.57
Minnesota                  4                 154,749.24         0.17
Missouri                  48               2,930,903.28         3.19
Mississippi                5                 190,737.17         0.21
North Carolina            81               4,653,453.06         5.06
Nebraska                   1                  16,225.00         0.02
New Hampshire              5                 416,878.00         0.45
New Jersey                18               1,603,007.93         1.74
New Mexico                60               3,528,797.07         3.84
New York                  29               2,307,609.86         2.51
Ohio                     187              11,066,532.66        12.03
Pennsylvania              69               4,555,450.25         4.95
Rhode Island               9                 704,321.47         0.77
South Carolina           153               7,245,789.26         7.88
Tennessee                 92               5,486,772.20         5.97
Utah                       4                 182,939.44         0.20
Virginia                  72               5,625,907.55         6.12
Wisconsin                 12                 660,501.36         0.72
West Virgina               5                 211,884.86         0.23
--------------------------------------------------------------------------
Total...............    1481             $91,963,685.88       100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Purchase                          49     3,010,640.05           3.27
Refinance/No ETO                   8       718,821.33           0.78
Refinance/ETO                   1375    85,855,230.40          93.36
Refi/Prop. Impr.                  49     2,378,994.10           2.59
--------------------------------------------------------------------------
Total..................         1481   $91,963,685.88         100.00%
==========================================================================

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL

                                                                   Percentage of
                                                  Aggregate        Cut-Off Date
                                Number of          Unpaid            Aggregate
                                Mortgage          Principal          Principal
                                  Loans            Balance            Balance

Full Documentation                 1307         79,795,640.74          86.77
Limited Documentation                69          5,409,654.15           5.88
Stated Documentation                105          6,758,390.99           7.35
----------------------------------------------------------------------------
Total..................           1481         $91,963,685.88         100.00%
============================================================================

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   1369        83,865,764.08      91.19
Manufactured Housing              11           757,773.61       0.82
PUD                                5           416,040.30       0.45
Condominiums                      19         1,044,243.95       1.14
2-4 Family                        73         5,535,405.09       6.02
Mixed Use                          4           344,458.85       0.37
--------------------------------------------------------------------------
Total...............            1481       $91,963,685.88     100.00%
==========================================================================

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      1369    86,265,802.18          93.80
Investor                         107     5,368,998.12           5.84
Non Owner Occ.                     5       328,885.58           0.36
--------------------------------------------------------------------------
Total..................         1481   $91,963,685.88         100.00%
==========================================================================

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       1262              85,393,977.01        92.86
2                        219               6,569,708.87         7.14
--------------------------------------------------------------------------
Total...............    1481             $91,963,685.88       100.00%
==========================================================================

                   LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 987    55,254,700.95          60.08
Partially Amortizing             494    36,708,984.93          39.92
--------------------------------------------------------------------------
Total..................         1481   $91,963,685.88         100.00%
==========================================================================

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.